Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of April 1, 2011 (the “Effective Date”), by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Credit Agreement dated as of April 30, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, Lenders, Borrower and Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Applicable Rate” means, for any day, with respect to any Eurodollar Loan or ABR Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread”, “ABR Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage applicable on such date:

Borrowing Base Usage	Eurodollar Spread	ABR Spread	Unused Commitment Fee Rate

≥ 90%	2.50%	1.50%	0.50%

≥ 75% and < 90%	2.25%	1.25%	0.50%

≥ 50% and < 75%	2.00%	1.00%	0.50%

≥ 25% and < 50%	1.75%	0.75%	0.375%

< 25%	1.50%	0.50%	0.375%

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Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

“Maturity Date” means April 1, 2016.

1.2 Authorization; Enforceability. Section 4.02 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 4.02 Authorization; Enforceability. The Transactions are within each Credit Party’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary corporate, limited liability company or partnership and, if required, stockholder action. This Agreement and each of the Loan Documents to which a Credit Party is party have been duly executed and delivered by such Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

1.3 Financial Covenants. Clause (b) of Section 7.11 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b) Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio, determined as of the end of each fiscal quarter ending on or after December 31, 2010 to be greater than 4.00 to 1.00. As used herein, with respect to any fiscal quarter, “Consolidated Leverage Ratio” means the ratio of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter to (B) Consolidated EBITDAX for the trailing four fiscal quarter period ending on the last day of such fiscal quarter.

1.4 Flood Insurance Regulation. Article XI of the Credit Agreement shall be and it hereby is amended by adding a new Section 11.18 to the end thereof to read as follows:

Section 11.18. Flood Insurance Regulation. Notwithstanding any provision in any Mortgage to the contrary, in no event is any Building (as defined

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in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Properties” and no Building or Manufactured (Mobile) Home shall be encumbered by any such Mortgage. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

1.5 Schedules. Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 2.01 attached hereto.

SECTION 2. Redetermined Borrowing Base. This Amendment shall constitute notice of a Scheduled Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and Administrative Agent, Lenders, Borrower and Guarantors hereby acknowledge that effective as of the date of this Amendment, the Borrowing Base is $1,500,000,000 and such redetermined Borrowing Base shall remain in effect until the earlier of (a) the next Redetermination of the Borrowing Base or (b) the date such Borrowing Base is otherwise reduced pursuant to the terms of the Credit Agreement.

SECTION 3. Reallocation and Increase of Commitments. The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”). In addition, UBS Loan Finance LLC (the “Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to the other Lenders and to no longer be a party to the Credit Agreement. Each of the Administrative Agent and the Borrower hereby consent to (i) the reallocation of the Commitments, (ii) the Departing Lender’s assignment of its rights, interests, liabilities and obligations under the Credit Agreement to the other Lenders, and (iii) the increase in each Increasing Lender’s Commitment. On the date this Amendment becomes effective and after giving effect to such reallocation, assignment and increase of the Aggregate Commitment, the Commitment of the Departing Lender shall terminate and the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. Each Lender hereby consents to the Commitments set forth on Schedule 2.01 of this Amendment. The reallocation of the Aggregate Commitment among the Lenders, including the assignment by the Departing Lender of all of its rights, interests, liabilities and obligations under the Credit Agreement to the other Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders, including the Departing Lender, had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3. The increase in each Increasing Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit F to the Credit Agreement as if such Increasing Lender had executed a Lender Certificate with respect to such

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increase. To the extent requested by any Lender, including the Departing Lender, and in accordance with Section 2.15 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.17 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.17 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.

SECTION 4. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment and the reallocation of and increase in the Aggregate Commitment contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1 Execution and Delivery. Each Credit Party, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.

4.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

4.3 Fees. The Borrower, the Administrative Agent and J.P. Morgan Securities LLC (“J.P. Morgan”) shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.

4.4 Legal Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the effective date of this Amendment) of Haynes and Boone, L.L.P., counsel for the Credit Parties, and covering such other matters relating to the Credit Parties and this Amendment as the Administrative Agent shall reasonably request.

4.5 Certificates. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

4.6 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 5. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

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5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

5.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.5 Financial Covenants. On the date hereof and immediately after giving effect to the increase in the Aggregate Commitment contained in Section 3 of this Amendment and any Borrowing made on such date, the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 of the Credit Agreement have been delivered to the Administrative Agent and the Lenders.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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6.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.9 Loan Document; References to Credit Agreement. This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ J. DOUGLAS RAMSEY

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
VERNON GATHERING, LLC

By:	/s/ J. DOUGLAS RAMSEY

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

By:	/s/ J. DOUGLAS RAMSEY

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC,
its general partner

By:	/s/ J. DOUGLAS RAMSEY

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

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EXCO EQUIPMENT LEASING, LLC

By:	/s/ J. DOUGLAS RAMSEY

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

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JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ KIMBERLY A. BOURGEOIS

Name:	Kimberly A. Bourgeois
Title:	Authorized Officer

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BANK OF AMERICA, N.A., as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ Stephen J. Hoffman

Name:	Stephen J. Hoffman
Title:	Managing Director

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BNP PARIBAS, as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ Russell Otts

Name:	Russell Otts
Title:	Director

By:	/s/ Betsy Jocher

Name:	Betsy Jocher
Title:	Director

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ROYAL BANK OF CANADA, as a Lender and as Co-Lead Arranger and Co-Documentation Agent

By:	/s/ Don J. McKinnerey

Name:	Don J. McKinnerey
Title:	Authorized Signatory

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Documentation Agent

By:	/s/ Tom K. Martin

Name:	Tom K. Martin
Title:	Director

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KEYBANK N.A., as a Lender

By:	/s/ David Morris

Name:	David Morris
Title:	Vice President

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NATIXIS, as a Lender

By:	/s/ Liana Tchernyshera
Name:	Liana Tchernyshera
Title:	Managing Director

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

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THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Director

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UNION BANK, N.A., as a Lender

By:	/s/ Alison White
Name:	Alison White
Title:	Vice President

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BANK OF MONTREAL, as a Lender

By:	/s/ Joe Bliss
Name:	Joe Bliss
Title:	Managing Director

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BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Angela McCracken
Name:	Angela McCracken
Title:	Director

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tyler Fauerach
Name:	Tyler Fauerach
Title:	Vice President

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COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Assistant Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Masakuzu Hasegawa
Name:	Masakuzu Hasegawa
Title:	General Manager

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Greg George
Name:	Greg George
Title:	Managing Director

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The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Effective Date, it is no longer a party to the Credit Agreement.

UBS LOAN FINANCE LLC, as a Departing Lender (and solely with respect to Section 3 of this Amendment)

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title	Associate Director